MERRILL LYNCH INVESTOR CHOICE ANNUITY® NY (INVESTOR SERIES)

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

Supplement Dated June 1, 2017

to the

Prospectus dated May 1, 2014

Effective on or about June 5, 2017, based on changes to the underlying fund portfolios, the name changes will apply to the applicable subaccounts:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME
Janus Aspen Enterprise Fund	Janus Henderson Enterprise Fund
Janus Aspen Forty Fund	Janus Henderson Forty Fund

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity® NY (Investor Series) dated May 1, 2014